UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  January 28, 2019

Date of Earliest Event Reported:  January 24, 2019

ALTITUDE INTERNATIONAL, INC.

 (Exact name of Registrant as specified in its Charter)

New York	000-55639	13-3778988
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

515 E. Las Olas Boulevard, Suite 120, Fort Lauderdale, FL  33301

(Address of Principal Executive Offices)

(954) 256-5120

(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 25, 2019, Altitude International, Inc. (the “Company”) entered into a Revised and Restated License Agreement (the “Agreement”) with Sporting Edge UK Ltd., Inc. (“SEUK”) through which the Licensor licensed the ability to manufacture and sell rights to the full range of membrane-based systems for the production of reduced oxygen environments and associated services as well as the use of patents and trademarks held by SEUK or its principal. The Agreement modified the original License Agreement between the parties executed in 2017 by, among other things, reducing the annual fee to $1.00, waiving all fees due under the original agreement and requiring certain training commitments from SEUK.

The foregoing information is a summary of the Agreement described above, is not complete, and is qualified in its entirety by reference to the full text of the Agreement, which is attached as an exhibit to this Current Report on Form 8-K. Readers should review the Agreement for a complete understanding of the terms and conditions of the transaction described above.

Item 3.02 Unregistered Sales of Equity Securities

On January 25, 2019, the Company issued 2,241,686 restricted shares of common stock to Dave Vincent (“Vincent”) upon the conversion of $156,918 in existing debt owed to Vincent that has been accrued by the Company. The issuance was made in reliance on the exemption from registration provided by Sections 3(a)(9) and 4(a)(2) of the Securities Act as the common stock was issued in exchange for debt securities of the Company held by Vincent, there was no additional consideration for the exchange, there was no remuneration for the solicitation of the exchange, there was no general solicitation, and the transaction did not involve a public offering.

On January 25, 2019, the Company issued 2,245,672 restricted shares of common stock to Robert Kanuth (“Kanuth”) upon the conversion of $157,197 in existing debt owed to Kanuth that has been accrued by the Company. . The issuance was made in reliance on the exemption from registration provided by Sections 3(a)(9) and 4(a)(2) of the Securities Act as the common stock was issued in exchange for debt securities of the Company held by each shareholder, there was no additional consideration for the exchange, there was no remuneration for the solicitation of the exchange, there was no general solicitation, and the transactions did not involve a public offering. The holders provided legal opinions pursuant to Rule 144 promulgated under Section 4(a)(1) of the Securities Act.

On January 25, 2019, the Company issued shares of common stock to its directors, officer, and certain consultants for their service to the Company. Kanuth was issued 1,000,000 restricted shares of common stock, Lesley Visser was issued 250,000 restricted shares of common stock, Greg Whyte was issued 40,000 restricted shares of common stock, Harvey Galvin was issued 15,000 restricted shares of common stock, Mike Horvath was issued 25,000 restricted shares of common stock, Chris Visser was issued 25,000 restricted shares of common stock and its legal counsel was issued 137,500 restricted shares of common stock. These shares were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended pursuant to Section 4(a)(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transactions did not involve a public offering.

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On January 24, 2019, the officers of the Company approved the dismissal of ZBS Group LLP (“ZBS”) as the Company’s independent registered public accounting firm, effective January 24, 2019.

The reports of ZBS on the Company’s consolidated financial statements for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except to raise substantial doubt about the Company’s ability to continue as a going concern. During the fiscal years ended December 31, 2018 and 2017, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with ZBS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to the satisfaction ZBS would have caused ZBS to make reference thereto in its reports.

The Company provided ZBS with a copy of the disclosures it is making in this Item 4.01(a) of this Current Report on Form 8-K and requested that ZBS furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements above, and, if not, stating the respects in which it does not agree. A copy of ZBS’s letter dated January 25, 2019 is filed as Exhibit 16.1 hereto.

(b) On January 24, 2019, the Company approved the engagement of BF Borgers CPA, PC (“BF Borgers”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

During the two most recent fiscal years and through the date of our engagement of BF Borgers, neither the Company nor anyone on its behalf consulted with BF Borgers regarding (i) either: the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report or oral advice was provided to the Company that BF Borgers concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K

Item 5.01 Changes in Control of Registrant

Following the issuance of shares as set forth in Item 3.02 as described herein, and after the closing of a certain Settlement Agreement and Release of Claims entered into by and between Kanuth and Vincent, and the transfer of 4,350,000 restricted shares of common stock from Vincent to Kanuth, a change of control of the Company occurred and Mr. Vincent no longer owns more than 50% of the common shares of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2019, Vincent resigned from all positions in the Company and its subsidiary. The Board of Directors appointed Kanuth as the Company’s new Chief Executive Officer and appointed Vincent as the Chief Technology Officer of the Company.

Item 9.01 Exhibits

10.1      Revised and Restated License Agreement

16.1      Auditor Letter

99.1      Resignation Letter of Vincent dated January 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 28, 2019

ALTITUDE INTERNATIONAL, INC.

By: /s/ Robert Kanuth Name: Robert Kanuth Title: Chief Executive Officer